Exhibit 19.1
Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Table of Contents
Purpose

..............................................................................................................................................

2
Application of Policy

........................................................................................................................

2
General Statement

.............................................................................................................................

2
Insider Trading Compliance Officer

.................................................................................................

2
General Policies

................................................................................................................................

3
Exceptions to the General Policies

....................................................................................................

5
Potential Criminal and Civil

Liability and/or Disciplinary Action

...................................................

7
Definitions used in this Policy

..........................................................................................................

7
Questions

...........................................................................................................................................

8
Additional

Policies

and

Restrictions

Applicable

to

Executive

Officers,

Directors

and
Others Specified by USCB Financial Holdings

................................................................................

8
Do not trade during black-out periods...............................................................................................

9
You
must pre-clear all trades involving Company stock.

.................................................................

9
Do

not

engage

in

short-term

trading,

short

sales,

option

trading,

hedging

transactions,
margin accounts or pledged securities

............................................................................................

10
Observe the Section 16 liability rules applicable to officers and Board members and 10%
shareholders

.....................................................................................................................................

10
Comply with public securities law

reporting requirements

.............................................................

10
Definitions

.......................................................................................................................................

11
Attachment A:

Compliance Officer Duties

....................................................................................

14
Attachment B:

USCB Financial Holdings/U.S. Century

Bank Persons

Subject to

Black-Out Period
of Insider

Trading Policy

.................................................................................................................

16
Attachment C:

U.S. Century Bank/ USCB Financial Holdings Persons Subject to Section 16

of the
Exchange Act

..................................................................................................................................

17
Attachment D:

Insider Trading and Disclosure Policy Acknowledgment

.....................................

18
Exhibit I:

Application and Approval Form for Trading by Designated Persons

............................

19

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

1.0 Purpose
This document

sets forth

the Insider

Trading

and Disclosure

Policy (“
Policy
”) regarding

trading
in the

securities of

USCB Financial

Holdings, Inc.

and, where

applicable, the

disclosure of

such
transactions. All references

to the “
Company
” in the

document refer to

USCB Financial Holdings,
Inc. and its subsidiaries, including but not limited to U.S.

Century Bank (referred to hereinafter as
the “Bank”) unless the context clearly otherwise requires.
2.0 Application of Policy
This

policy

applies

to

all

transactions

in

the

Company’s

securities,

including

common

stock,
preferred stock, stock options,

warrants, bonds and

debentures (including

convertible debentures
and those securities issued

upon exercise

or conversion,

as the

case may

be), as

well as

to derivative
securities relating

to the

Company’s

securities,

whether or

not issued

by

the

Company,

such

as
exchange-traded options.

This Policy

applies to all

officers and employees

of the Company

and its
subsidiaries,

all

members

of

the

Company’s

and

the

Bank’s

Boards

of

Directors,

and

any
consultants,

advisors

and

contractors

to

the

Company

and/or

the

Bank

that

the

Company
designates, as well as members of the “immediate families” (as defined below) and households of these

parties.

These

parties,

members

of

their

immediate

families,

and

members

of

their
households are

sometimes referred

to in

this Policy

as a

“
Covered Party
” or

“
Covered Parties .”
The Policy also

applies to family

trusts (or similar

entities) controlled by

or benefiting one

or more
Covered Parties.
3.0 General Statement
“Nonpublic information” (as

defined below in Section

8.0) relating to

the Company or its

business
is the

property of

the Company.

The Company

prohibits

(i) the

unauthorized disclosure

of

any
such nonpublic information

acquired in the

workplace or otherwise

as a result

of an individual’s
employment, service to or

other relationship with

the Company,

as well as

(ii) the misuse

of any
material nonpublic information about the Company.
4.0 Insider Trading Compliance Officer
The Company

has designated

the Company’s Chief Financial

Officer as its

current Insider

Trading
Compliance Officer (the

“
Compliance Officer
”).

The Compliance Officer’s

duties are described
in Attachment A to this Policy.

Please direct your questions as

to any of the matters discussed

in
this Policy to

the Compliance Officer,

who can be

reached by phone

at (305) 715-5393

or by email
at Rob.Anderson@uscentury.com.
5.0 General Policies
The

following

are

the

general

rules

of

the

Policy

that

apply

to

all

Covered

Parties.

It

is

very
important that

each Covered

Party understands

and follows these

rules. As discussed

in this

Policy,
in the event

an employee of

the Company or

any of its

subsidiaries, including the

Bank, violates
these

rules,

the

employee

may

be

(i)

subject

to

disciplinary

action

by

the

Company

(including
termination

of

employment

for

cause),

and

(ii)

in

violation

of

applicable

securities

laws

(and

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

1
subject

to

civil

and

criminal

penalties,

including

fines

and

imprisonment).

Note

that

it

is

each
Covered Party’s

individual

responsibility

to

comply with

the laws

against insider

trading.

This
Policy

is

intended

to

assist

Covered

Parties

to

comply

with

these laws,

but each

Covered Party
always

must

exercise

appropriate

judgment

in

connection

with

any

trade

in

the

Company’s
securities.

Officers, directors, and other

Covered Parties designated

by the Company from time to
time

are

subject

to

certain

additional

policies

and

restrictions.

See

“Additional

Policies

and
Restrictions Applicable to

Officers, Directors and Others

Specified by USCB Financial Holdings”
(the “ Additional Policies
”)

herein. The terms “black-out

period” and

“trading window”

are defined
in Additional Policies (Section 10.0).
Do not trade

while in possession

of material nonpublic

information.
From time to

time, a Covered
Party

may

come into

possession

of material

nonpublic information

as

a

result

of his,

her

or

its
relationship with the

Company.

A Covered Party

may not buy,

sell, or trade

in any securities

of
the

Company
at

any

time
while

the

Covered

Party

possesses

material

nonpublic

information
concerning the

Company.

A Covered Party must

wait to trade until any such material

nonpublic
information is released

and has been public for at least two (2) full trading days (a trading day is a day on which the stock market is open).
Pre-clear

trades

involving

Bank

securities.
When

in

doubt

about

whether

particular

nonpublic
information

is

material,

you

should

presume

it

is

material.

Accordingly,

i
f

a

Covered

Party

is
unsure about

whether information

they possess

would qualify

as material

nonpublic information
and whether they therefore should

refrain from trading in Company

securities, the Covered Party
should pre-clear any transactions involving Company securities that the Covered Party intends to
engage in with the Compliance Officer.
Do not

give nonpublic

information to

others.
A Covered

Party may

not give nonpublic

information
concerning

the

Company

(commonly

referred

to

as

“tipping”)

to

any

other

person,

including
family

members

and

friends,

and

may

not

make

recommendations

or

express

opinions

about
trading in the

Company’s

securities under any

circumstances, provided, that

this restriction does
not

prevent

directors

from

sharing

the

Company’s

material

nonpublic

information

with

such
director’s

affiliates

and

representatives,

provided

that

such

affiliates

and

representatives

(i)

are
advised of the

director’s confidentiality obligations under

this Policy and

the obligations under

the
U.S.

Century

Bank

Code

of

Ethics

and

Business

Conduct,

and

(ii)

agree

to

maintain

the
confidentiality of any such material nonpublic information.
Do not discuss

the Company’s information with the press, analysts, or

other persons outside

of the
Company.
Announcements

of

information

about

the

Company

is

regulated

by

the

Company’s
communications

policies

and

may

only

be

made

by

persons

specifically

authorized

by

the
Company to

make such

announcements.

Laws

and regulations

govern the

nature and

timing of
such

announcements

to

outsiders

or

the

public

and

unauthorized

disclosure

could

result

in
substantial

liability

for

you,

the

Company

and

its

management.

If

a

Covered

Party

receives
inquiries

from

any

third

party

about

the

Company’s

nonpublic

information,

the

Covered

Party
should notify

the Compliance

Officer or the

Chief Executive

Officer of the

Company immediately.
1

The

Compliance

Officer

should

discuss

any

transactions

he

or

she

plans

to

engage

in with

the

Company’s

Chief
Executive Officer.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Do not participate

in Internet “chat rooms” (i.e.,

“blogging”) in which

the Company is

discussed.
In accordance with

the Company’s existing policies with

regard to social

media, directors, officers
and employees

of the

Company and

its subsidiaries

may not

participate in

on-line dialogues

(or
similar activities) involving the Company, its business or its securities.
Do not use nonpublic

information to trade in

other companies’ securities.
A Covered Party may
not trade in the securities

of customers, vendors, suppliers, or other

business partners (collectively
referred

to

as

“business

partners”)

of

the

Company

when

the

Covered

Party

has

nonpublic
information concerning

the Company

or these

business partners that the

Covered Party obtained in
the course of its relationship with the Company and that would potentially give it an advantage in trading.

Covered

Parties

should

treat

material

nonpublic

information

about

the

Company’s
business partners

with the

same care required

with respect

to information

related

directly

to

the
Company.
Do not

engage in

speculative

transactions

involving

the Company’s

securities.
The Company’s
(and

its

subsidiaries)

directors,

officers

and employees

may not

engage in

any transactions

that
suggest they are speculating in

the Company’s

securities (that

is, that

they are

trying to

profit in
short-term movements, either increases or decreases, in the stock price).

The Company directors,
officers and employees may not engage in

any short sale, “sale against the box”

or any equivalent
transaction involving

the Company’s securities

(or the securities

of any of

the Company’s business
partners in any of the situations described above). A short sale involves selling shares that a party does not own at a specified price with the expectation that the price will go down so that the party
can buy the shares at a lower price before the party has to deliver them.

A sale against the box is
a sale of securities which

are owned but are not delivered within

20 days or deposited in the mail
or other usual channels of transportation for delivery within five (5) days after the sale, unless the seller proves

that notwithstanding

the exercise

of good

faith, he or

she was

unable to make

such
delivery or

deposit within such

time, or

that to do

so would cause

undue inconvenience or

expense.
A sale against the box

has the same effect as

a short sale. Please note

that those Covered Persons
who are also reporting persons

under Section 16 of the Securities

Exchange of 1934, as amended
(the “Exchange Act”
), are prohibited

under Section 16(c)

thereof from engaging

in short sales

and
sales against the box.
Note that many

hedging transactions, such as

“cashless” collars, forward sales,

equity swaps and
other

similar or

related arrangements

may indirectly

involve a

short sale.

The Company

discourages
its directors,

officers, and employees

from engaging

in such

transactions and

requires that

any such
transaction be carefully

reviewed in advance by

the Compliance Officer.

The Compliance Officer
will

assess

the

proposed

transaction

and,

in

light

of

the

facts

and

circumstances,

make

a
determination

as

to

whether

the

proposed

transaction

may

be

completed

or

would

violate

this
Policy.
Covered Parties must ensure that their family members and persons controlling family trusts (and similar controlled

entities) do not violate this Policy.

For purposes of this Policy, any

transactions
involving

the

Company’s

securities

in

which

members

of

a

Covered

Party’s

immediate

family
engage, or by family trusts, partnerships,

foundations, and similar entities over

which the Covered
Party or members of the Covered Party’s immediate family have control, or whose assets are held for

the

benefit

of

the

Covered

Party

or

the

Covered

Party’s

immediate

family,

are the

same

as

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

transactions by

the Covered

Party.

Each Covered

Party is

responsible for

making sure

that such
persons and entities do not engage in any transaction that would violate this Policy if the Covered
Party were to engage in the transaction directly.
Certain family

trusts and

other entities

of this

type having

an independent,

professional trustee

who
makes investment decisions

on behalf

of the

entity, and with whom a

Covered Party does

not share
Company information, may

be eligible for

an exemption

from this rule.

A Covered Party

should
contact

the

Compliance

Officer

if

it

has

questions

regarding

this

exception.

A

Covered

Party
should assume

that this exception is

not available unless the Covered

Party has first

obtained the
prior approval of the Compliance Officer.
Pre-Clear Gifts.

Charitable and

other non-profit

organizations that receive

gifts of public

company
securities typically sell

those securities very

soon after receiving

them. If you

make such a

gift, the
sale of the gifted securities by the

organization may be

attributed to you

for purposes of

the insider
trading laws. The

same applies with respect

to any other gifts,

whether to family members

or other
persons,

where

you

have

reason

to

believe

(which

will

be

judged

after

the

fact

with

20-20
hindsight) that

the recipient

is likely

to sell

the securities

soon after

receiving them.

For this

reason,
you should not

make such

gifts of Company

securities at

a time when

you are

aware of material
nonpublic

information

about

the

Company.
You and
members

of
your

immediate

family

and
controlled entities may make such gifts of Company

securities only during a period when trading
by

insiders

is

permitted

(and

then

only

if

you

are

not

aware

of

material

nonpublic information
about

the Company),

unless the

gift

is

pursuant

to

a

previously

established pre-approved

Rule 10b5-
1 Plan (as defined below).
6.0 Exceptions to the General Policies
The following exceptions to the

general insider trading policies apply:
Exceptions for Purchases under Employee Stock Option and Stock Purchase Plans. The exercise
(without a

sale) of

stock options

and the

purchase (without

a sale)

of securities

pursuant to

any
Company equity incentive

plan (a “
Plan
”) are exempt from

this Policy, since the other

party to the
transaction is

the Company

itself and

the price does

not vary

with the market

but is

fixed by the
terms

of

a

Plan

and

the

underlying

grant

agreement.

However,

any

subsequent

sale

of

shares
acquired pursuant to a Plan is subject to this Policy.
Exception for Vesting

of Restricted Stock

Awards.

The vesting of restricted stock awards granted
pursuant to a Plan, or the

exercise of a

tax withholding right pursuant to

which you elected to

have
the Company withhold shares of

common

stock to satisfy

tax withholding

requirements upon

the
vesting of any restricted stock award. This Policy does apply,

however, to any subsequent market
sale of shares of restricted stock resulting from such

vesting.

In addition, such vesting and/or tax
withholding

can

be

subject

to

reporting

requirements

under

the

Exchange

Act

with

regard

to
Section 16 insiders (see Attachment C).
Exceptions for

Blind Trusts and

Pre-Arranged Trading Programs.
Rule 10b5-1(c)

of the

Exchange
Act provides an affirmative defense against

insider trading

liability under

federal securities

laws
for a transaction done pursuant

to “blind trusts” (generally,

trusts or other arrangements in

which

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

investment

control

has

been

completely

delegated

to

a

third

party,

such

as

an

institutional

or
professional trustee) or pursuant to

a written plan, or

a binding contract

or instruction, entered into
in

good faith

at

a time

when

the insider

was

not aware

of material

nonpublic information,

even
though

the

transaction

in

question

may

occur

at

a

time

when

the

insider

is

aware

of

material
nonpublic

information.

The

Company

may,

in

appropriate

circumstances,

permit

transactions
pursuant to

a blind

trust or

a pre-arranged

trading program

that complies with

Rule 10b5-1

(a
“Rule
10b5-1 Plan
”) to

take place

during periods

in which

the individual

entering

into

the

transaction

may
have material

nonpublic information

or during

black-out periods.
If a

Covered Party

wishes to

enter into

a blind

trust arrangement

or a

Rule 10b5-1

Plan, the

Covered
Party

must

notify

the

Compliance

Officer.

The

Compliance

Officer

will

review

proposed
arrangements

to

determine

whether

they

will

or

may

result

in

transactions

taking

place

during
periods in which the Covered Party may be in possession of material nonpublic information.

The
Company reserves the right to bar any transactions in Company securities, even those pursuant to arrangements

previously

approved,

if

the

Company

determines

that

such

a

bar

is

in

the

best
interests of the Company.
A Covered

Party may

not establish

overlapping Rule

10b5-1 Plans

and must

limit the

use of

single-
trade plans (i.e.,

a plan

covering a single

trading event) to

one during

any consecutive 12-month
period, in each case subject to the accommodations set

forth in Rule 10b5-1promulated under the
Exchange Act.

Section 16 insiders

(see Attachment C

to this Policy)

must observe a cooling-off
period

between

the

date

a

Rule

10b5-1

Plan

is

adopted

or

modified

and

the

date

of

the

first
transaction under the plan

following such adoption or modification

equal to the later

of (i) 90 days
and

(ii)

2

business

days

following

the

disclosure

in

Forms

10-K

or

10-Q

of

the

Company’s
financial results for the fiscal quarter

in which the Rule 10b5-1 Plan was adopted

or modified (but
not

to

exceed

120

days

following

plan

adoption

or

modification).

For

employees

who

are

not
Section 16 insiders, the cooling-off

period is 30 days following

the adoption or modification of

a
Rule 10b5-1 Plan.
Application of Policy After Employment Terminates.
If the employment of a

Company employee
terminates at a time when they have or think they may have material nonpublic information about the Company

or

its

business

partners, the

prohibition

on trading

on

such

information continues
until

such

information

is

absorbed

by

the

market

following

public

announcement

of

it

by

the
Company or another authorized party,

or until such time as the information

is no longer material.
If

any

such

former

employee

has

questions

as

to

whether

they

possess

material

nonpublic
information after they

have left

the employment

of

the Company,

they should

direct

questions to

the
Compliance Officer.
7.0
Potential Criminal and

Civil Liability and/or Disciplinary

Action
Pursuant to applicable law,

the penalties for “insider trading” include

civil fines of the greater of
$1,000,000

or

up

to

three

times

the

profit

gained

or

loss

avoided,

and

criminal

fines

of

up

to
$5,000,000 for individuals and up to twenty years in jail for each violation.

A Covered Party also
can

be

liable

for

improper

transactions

by

any

person

to

whom

it

has

disclosed

nonpublic

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

information

or

made

recommendations

on

the

basis

of

such

information

as

to

trading

in

the
Company’s securities (“ tippee liability
”).

Large penalties have been imposed by

federal securities
regulators

even

when

the

disclosing

person

did

not

profit

from

the

trading.

Federal

securities
regulators, the stock exchanges and the Financial Industry Regulatory

Authority use sophisticated
electronic surveillance techniques to uncover insider trading.
Employees of the Company

or any of its

subsidiaries who violate

this Policy also

will be subject
to disciplinary action by

the Company,

which may include ineligibility

for future participation in
a Plan or termination of employment for cause.
8.0
Definitions used in this

Policy
Immediate

Family.
The

following

persons

are

considered

members

of

a

Covered

Party’s
“immediate family”:

the Covered

Party’s

spouse, parents,

grandparents, children,

grandchildren
and

siblings,

including

any

such

relationship

that

arises

through

marriage

or

by

adoption,

and
members of the Covered Party’s household, whether or not they are related to the Covered Party.
Material

Information.
Insider

trading
restrictions

come

into

play

only

if

the

information

you
possess is

“material.” Materiality,

however,

involves a

relatively low

threshold. For

purposes of
this Policy,

information shall be “material,” whether positive

or negative, when such information
relates to matters

where (i) it

has market significance,

that is, if

its public

dissemination is likely
to affect the market price of the Company’s securities or (ii) there is a substantial likelihood that a
reasonable investor

would attach

importance to

such information

in determining

whether to

buy
or sell securities.
While it may be difficult

to determine whether particular information

is material or not, there

are
some

categories

of

information

that

are particularly

sensitive

and

that

should

almost

always be
considered material.

Examples include:

financial results and projections (especially to the extent
the

Company’s

own

expectations

regarding

its

future

financial

results

differ

from

analysts’
expectations),
proposals,

plans or

agreements, even

if preliminary

in nature,

involving

mergers,
acquisitions, divestitures, recapitalizations, strategic alliances, or purchases or sales of substantial assets
, new equity or debt offerings, dividends

or stock splits, gain or loss of a major

customer or
supplier,

major

business

line

announcements,

changes

in

senior

management

or

the

Board

of
Directors,

a

change

in

the

Company’s

accountants

or

accounting

policies,

significant

liability
exposure

due

to

actual

or

threatened

litigation,

government

agency

investigations

or

regulatory
actions,

significant

write-downs

in

assets

or

increases

in

reserves,
cybersecurity

risks

and
incidents,

including

vulnerabilities

and

breaches,
or

any

major

problems

or

successes

of

the
business.

Either

positive

or

negative information

may

be

material.

If a

Covered

Party

has

any
questions

regarding

whether

information

it

possesses

is

material

or

not,

it

should

contact

the
Compliance Officer.
Nonpublic Information
. Information

about

the

Company is

considered to

be

“nonpublic” if

it is
known within the Company but not yet

disclosed to the general public.

T
he fact that information
has

been

disclosed

to

a

few members

of

the

public

does

not

make

it

public

for
insider

trading
purposes. To

be “public”

the information

must have

been disseminated

in a

manner designed

to
reach investors

generally, and

the

investors must

be

given the

opportunity

to

absorb the

information.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Customarily,

t
he Company will disclose information to

the public either via press release

or in the
current, quarterly,

and annual reports that the

Company is required to file

with the Securities

and
Exchange

Commission

(the

“
SEC ”).
Even

after

public

disclosure

of

information

about

the
Company, you

must wait

until the

close of business

on the second

trading day after

the information
was publicly disclosed before you

can treat the information as

public.
If a Covered Party has any
questions

regarding

whether

any

information

they

possess

is

nonpublic

or

has

been

publicly
disclosed,

it

should

either

contact

the

Compliance

Officer

or

assume
that

the

information

is
nonpublic and treat it as confidential.
9.0 Questions
Any questions

regarding this

Policy and

any transactions

in the

Company’s

securities should

be
directed to the Compliance Officer.
10.0
Additional Policies and

Restrictions Applicable to

Executive Officers, Directors

and
Others Specified by the Company
These

Additional

Policies

apply

to

executive

officers,

directors

and

certain

other

officers,
employees and

consultants of

the Company,

as designated

from time

to time

by the

Compliance
Officer.

These parties

are sometimes

referred to

in these

Additional Policies

as “
Insiders
.”

Note
that it is

each

Insider’s individual

responsibility

to

comply

with

the

laws against

insider

trading. This
Policy,

and in particular

the Additional Policies

set forth

below,

are intended

to assist

Insiders in
complying with these laws, but Insiders must always exercise appropriate judgment in connection
with any trade in the Company’s securities.
1.
Do not trade during black-out

periods.
The Company

prohibits all Insiders

listed on Attachment

B to this

Policy (as may

be changed from
time to

time to

add or

remove parties

as appropriate)

from trading

during black-out

periods (as
defined

below)

(whether

regularly

scheduled

black-out

periods,

or

special

black-out

periods
implemented

from

time

to

time),

except

for

trades

made

pursuant

to

an

approved

Rule

10b5-1
Plan.

It is each

Insider’s responsibility to know when the Company’s

regular quarterly black-out
periods begin. If Insiders listed on

Attachment B are

informed that the Company

has implemented
a

special

black-out

period,

they

may

not

disclose

the

fact

that

trading

has

been

suspended

to
anyone, including other Company

employees or those of

its subsidiaries (who may

themselves not
be subject to the black-out), family members (other than

those

subject

to

this

Policy

who

would
be

prohibited

from

trading

because

the

Insider

is),

friends

or

brokers.

Insiders

listed

on
Attachment

B

should

treat

the

imposition

of

a

special

black-out

period

as

material

nonpublic
information.
Remember to cancel any

“limit” orders or other

pending trading orders that

are in place during

a
black-out period (unless the orders were made pursuant to an approved Rule 10b5-1 Plan).
If an Insider

is added to Attachment

B, and as a

result subject to the

Company’s black-out periods,
the Insider will be notified by the Compliance Officer.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

2
3
2. You must pre-clear all trades involving Company securities.
Except for

trades made

pursuant to

an approved

Rule 10b5-1

Plan, all

Insiders listed

on Attachment
B

to

this

Policy

must

refrain from

trading

in

Company

securities,

even

during

an

open

trading
window,

unless they

first comply

with the

Company pre-clearance

procedures. You

should also
pre-clear any proposed

gift of

Company securities.

To

pre-clear a

transaction, such Insider must
submit a

completed, signed

Application and

Approval Form

in the

form attached as

Exhibit I

to this
Policy, and receive the

approval of

the Compliance

Officer before entering

into the transaction.

If
an

Insider

is

added

to

the

list

of

persons

subject

to

the

Company’s

mandatory

pre-clearance
procedures, they will be notified by the Compliance Officer.
In

pre-clearing

a

trade,

and

in

addition

to

reviewing

the

substance

of

the

proposed

trade,

the
Compliance

Officer

may

consider

whether

it

will

be

possible

for

both

the

individual

and

the
Company to comply

with any applicable public reporting

requirements.

Insiders subject to these
procedures should contact the Compliance Officer before they intend to engage in any transaction
to allow enough time for pre-clearance procedures (See Subsection 5 below).
3.
Do

not

engage

in

short-term

trading,

short

sales,

option

trading,

hedging
transactions, margin accounts or pledged securities
The

Company

has

determined

that

there

is

a

heightened

legal

risk

and/or

the

appearance

of
improper or

inappropriate conduct

if the

directors and

executive officers

of the

Company engage

in
certain types

of transactions. Therefore, it

is the Company’s policy that the

directors and executive
officers of

the Company,

including their immediate families

and controlled entities, not engage

in
any of

the following

transactions: (a)

short-term

trading

(generally

defined

as selling

Company
securities within

six months following a purchase); (b) short sales (selling

Company securities the
person does

not own

or a

short sale

against the

box); (c)

transactions involving

publicly traded
options or

other derivatives,

such as

trading in puts

or calls

with respect

to Company

securities; and
(d) hedging transactions. Additionally, because securities held in a

margin account

or pledged

as
collateral may be sold without the

pledger’s consent, if the pledger fails to

meet a margin call or if
he or

she defaults

on a

loan, a

margin or

foreclosure sale

may result in unlawful insider trading.
Because

of

this

danger,

the

directors,

and

executive

officers

of

the

Company,

including

their
immediate families and

controlled entities, are prohibited

from holding

Company

securities

in

a
margin account or pledging Company securities as collateral for a loan.
4.
Observe the Section 16 liability rules

applicable to officers and Board

members
and 10% shareholders.
Certain

officers

of

the

Company,

members

of

the

Company’s

Board

of

Directors

and

10%
shareholders

of

the

Company

must

also

conduct

their

transactions

in

Company

securities

in

a
manner designed to comply with the “short-swing” trading

rules of Section 16(b) of

the Exchange
Act.

The

practical

effect

of

these

federal

securities

laws

is

that

officers,

directors

and

10%
shareholders

of

the

Company

who

purchase

and

sell,

or

sell

and

purchase,

Company

securities
within

a

six-month

period

must

disgorge

all

profits

to

the

Bank

whether

or

not

they

had

any
2

The Compliance Officer will submit his or her request to the Chief Executive

Officer.
3

Such transactions are prohibited by Section 16(c) of the Exchange

Act.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

nonpublic information at the time of the transactions. Short swing profit

liability is a

strict liability
provision; knowledge or

intent is

not relevant. Furthermore, the

calculation of the

amount of

the
short swing

profit is required

to be effected

in a manner

to maximize

the amount

recovered.
Parties

are

subject

to

Section

16

of

the

Exchange

Act

if

they

hold

an

office,

title,

position,

or
relationship listed on Attachment C to this Policy.
5.
Comply with public

securities law reporting requirements.
Federal

securities

laws

require

that

officers,

directors,

10%

shareholders

and

affiliates

of

the
Company publicly

report transactions

(including gifts

of Company

securities) in

the Company’s
securities (on Forms

3, 4

and 5 under

Section 16, Form 144 with respect to restricted and control
securities, and,

in certain

cases, Schedules

13D and

13G).

Please note

that the

due dates

for Section
16 insiders to file a (i) Form 3 is 10 days after the event causing the party to become a Section

16
insider, (ii)

Form 4 is 2 business

days after the

transaction has been

executed, and (iii)

Form 5 is
45 days after

the end

of the Company’s fiscal

year. There are separate

filing and timing

obligations
with regard

to Schedules

13D and

13G and

for Forms

144. By

way of

example, if

a Section

16
insider

consummates

a

transaction

in

Company

securities

on

Monday,

a

Form

4

reporting

that
transaction

must

be

filed

on

Wednesday.

The

Company

takes

these

reporting

requirements
seriously

and

requires

that

all

parties

subject

to

public

reporting

of

Company

securities
transactions

adhere

to

the

rules

applicable

to

these

forms.

Where

issues

arise

as

to

whether
reporting is

technically required

(particularly issues

that turn

on facts

specific to

the transaction
and the individuals involved,

or on unsettled issues

of law), the Company

encourages Section 16
reporting parties to choose to comply with the spirit and not the letter of the law – in other words, to err on

the side of

fully and promptly reporting

the transaction even

if not technically required to
do so.
The consequences of a late filing or

a failure to file under the rules

are significant and include:
•
Public disclosure of the

late filing in the

Company’s annual proxy statement and Annual
Report on Form 10-K.
•
Potential fines of up to $100,000 for

violations by an individual and up to $500,000 for
violations by companies under the Securities Enforcement Remedies Act.
In

addition, where

the

Company

is required

to report

transactions

by individuals,

the Company
expects full and timely cooperation by the individual.
Exceptions

for

Emergency,

Hardship

or

Other

Special

Circumstances.
In

order

to

respond

to
emergency,

hardship or other special circumstances,

exceptions to the prohibition against

trading
during

black-out

periods

will

require

the

approval

of

the

Compliance

Officer

and

the

Chief

Executive
Officer.
Application

of

Policy

After

Employment

Terminates.
If

a

Company

employee

is

subject

to

the
black-out

periods

imposed

by

this

Policy

and

their

employment

terminates

during

a

black-out
period (or

if they otherwise

leave while in

possession of material

nonpublic information), they

will
continue to

be subject

to the

Policy,

and specifically

to the

ongoing prohibition

against trading,

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

until the black-out

period ends

(or otherwise

until the

close of

the second

full trading day

following
public announcement of the material nonpublic information).
In

addition,

non-exempt

transactions

(such

as

open

market

purchases

and

sales

of

Company
securities) that

occur after

cessation

of

insider

status

may

be

reportable,

but

only

if

they

occur
within six months

of an opposite-way,

non-exempt transaction that

a Section 16

Insider engaged
in while still a Section 16 Insider.
6. Definitions
Black-Out Period .
During the

end of

each fiscal

quarter and

until public

disclosure of

the financial
results

for

that

quarter,

Insiders

identified

on

Attachment

B

may

possess

material

nonpublic
information about the Company’s expected financial results for the quarter.

Even if these Insiders
do not actually possess any such information, any trades by them during that period may give the
appearance that they are

trading on inside information. Accordingly,

the Company has designated
a regularly scheduled quarterly

“black-out period”

on trading beginning

ten (10)

trading days

prior
to the

end of

the fiscal

quarter (the

tenth trading

day being

the last

trading day

of said

fiscal quarter)
and ending at

the close of the

second full trading

day (day on which

the stock market is

open) after
disclosure of the Company’s quarterly financial results.
In

addition

to

the

regularly

scheduled

black-out

periods,

the

Company

may

from

time

to

time
designate

other

periods

of

time

as

a

special

black-out

period

if

material

nonpublic

information
about the

Company is

pending (for

example, if

there is

some development

with the

Company’s
business

that

merits

a

suspension

of

trading

by

Company

personnel).

The

Company

may

not
widely announce the

commencement of

a special

black-out period, as

that information

can itself
be

sensitive

information.

For

this

reason,

it

is

extremely

important

that

the

pre-clearance
procedures outlined in

this Policy are

followed to ensure

that Insiders listed

on Attachment B

do
not trade during any special black-out period.
Trading

Window
.
The period

outside a

black-out period

is referred

to as

the “trading

window.”
Trading

windows that

occur between

the regularly

scheduled quarterly

black-out periods

can be
“closed”

by

the

imposition

of

a

special

black-out

period

if

there

are

developments

meriting

a
suspension of trading by Company personnel.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

11.0 Version Control
Version Approval
Date
Effective Date Document Name
Document Issued 06/28/2021 07/23/2021 Insider Trading and Disclosure Policy
Revised 09/27/2021 09/27/2021 Insider Trading and Disclosure Policy
Revised 04/25/2022 04/25/2022 Insider Trading and Disclosure Policy
Revised Insider Trading and Disclosure Policy

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Attachment A
Compliance Officer Duties
Duties of Compliance Officer.
The duties of the Compliance Officer include, but are

not limited to, the following:
A.
Pre-clearing

all

transactions

involving

the

Company’s

securities

by

those

persons
occupying any office, title, or position listed on Attachment B to the Policy,

in order to determine
compliance

with

the

Policy,

insider

trading

laws,

Section

16

of

the

Exchange

Act,

Rule

144
promulgated under the

Securities Act

of 1933,

as amended,

and other

applicable securities

laws,
as adopted and amended from time to time.
B.
Assisting in

the preparation

and filing

of Section

16 reports

(Forms 3,

4 and

5) and

Rule
144 reports (Form 144) for

all Section 16 reporting parties,

and other applicable reports (whether
filed

by

the

Company

or

the individual),

including providing

memoranda and

other appropriate
materials to its officers

and directors

regarding compliance

with Section

16, its

related rules

and
other applicable disclosure rules.
C.
Serving as the designated recipient at the Company of copies of reports filed with the SEC
by Section 16

reporting parties under

Section 16

of the Exchange

Act and

other reports required
by applicable disclosure rules.
D.
Mailing periodic reminders

to all Section

16 reporting parties

and other parties

subject to
disclosure rules regarding

their obligations to

report or to

assist the

Company in complying

with
its reporting obligations.
E.
Establishing

procedures

designed

to

ensure

that

the

Company

will

be

in

a

position

to
comply with any securities law

disclosure rules, either currently in

force or that may be

adopted in
the future, that

apply to the

Company and relate

to insider transactions

involving the Company’s
securities.

The

procedures

may

include

requiring

an

insider

to

notify

the

Compliance

Officer
sufficiently in

advance of engaging in a transaction both to

allow pre-clearance of the transaction
for purposes

of the Policy and to prepare any

reports the Company is required to file

and requiring
an insider to make

available to the

Company all information

necessary for the

Company to comply
with applicable disclosure rules.
F.
Performing

periodic

cross-checks

of

available

materials,

which

may

include

Forms

3,

4
and

5,

Form

144,

officer

and

director

questionnaires

and

reports

received

from

the

Company’s
stock administrator

and transfer

agent,

to determine

trading activity

by officers,

directors and

others
who have, or may have, access to material nonpublic information.
G.
Circulating the Policy (or a

summary of the Policy)

to all employees and consultants

of the
Company,

on

an

appropriate

periodic

basis,

and

providing

the

Policy

and

other

appropriate
materials
to new employees

and consultants, and

otherwise ensuring that

appropriate education of

affected
individuals is accomplished.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

H.
Obtaining a signed

acknowledgment of receipt of the

Policy from individuals subject

to it.
I.
Providing

periodic

reports

on

ongoing

compliance

matters,

including

any

disciplinary
actions, regarding

the Policy

to the

Audit and

Risk Committee,

or the

full Board

of Directors,

if
requested, on a quarterly basis and otherwise assisting the Company’s

Audit and Risk Committee
and Board of Directors in implementation of the Policy and this compliance program.
Compliance Officer Assistance.
The Compliance Officer is authorized to designate one

or more persons to assist in administering
this Policy.

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Attachment B
USCB Financial Holdings, Inc.
U.S. Century Bank
Persons Subject

to Black-Out

Period of Insider Trading Policy
as of [Date],

2024
Persons holding an Office, Title, or Position listed below:
Director
President and Chief Executive Officer
Executive Vice President and Chief Credit Officer
Executive Vice President and Chief Financial Officer
Executive Vice President and Chief Lending Officer
Executive Vice President

and Head

of Global

Banking
Executive Vice President and

Director of

Operations and Information
Technology Systems
Executive Vice President and

Director of

Sales and Marketing
Executive Vice President and Chef Risk Officer
Controller and Chief Accounting Officer
General Counsel
BSA AML Officer and Consumer Compliance Director
Senior Vice President

and Director

of Human Resources
Director of Enterprise Risk Management
All employees in the Company’s/Bank’s Finance Department

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Attachment C
USCB Financial Holdings, Inc.
U.S. Century Bank
Persons Subject

to Section

16 of

the Exchange

Act

as of [Date], 2024
Persons holding an Office, Title, Position, or Relationship

listed below:
Director of

the Company
President and Chief Executive Officer
Executive Vice President and Chief Credit Officer
Executive Vice President and Chief Financial Officer
Executive Vice President and Chief Lending Officer
Executive Vice President

and Head

of Global

Banking
Executive Vice President and

Director of

Operations and Information
Technology Systems
Executive Vice President and

Director of

Sales and Marketing
Executive Vice President and Chief Risk Officer
10% or more Shareholders

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Insider Trading and Disclosure Policy Acknowledgment
I certify that I have read, understand and agree to comply

with the USCB Financial Holdings,
Inc. Insider Trading and Disclosure Policy.

I agree that I will be subject to sanctions imposed
by USCB Financial Holdings, Inc.,

in its discretion, for violation

of the Policy, and that USCB
Financial

Holdings,

Inc.

may

give

stop-transfer

and

other

instructions

to

USCB

Financial
Holdings, Inc.’s transfer agent against the

transfer of USCB

Financial Holdings, Inc.

securities
as necessary to ensure

compliance with the Policy.

I acknowledge that, if I

am an employee of
USCB

Financial

Holdings,

Inc.

or

any

of

its

subsidiaries,

including

but

not

limited

to

U.S.
Century Bank, I will

be subject to sanctions,

which may

include

termination of

employment for
cause, that

may be

imposed by

USCB Financial Holdings, Inc. in its discretion.
Date:

Signature:

Printed Name:

Insider Trading

and Disclosure
Policy
[Legal Department]
Effective as of:

[01/21/2025]

Application and Approval Form for

Trading by Designated Persons
Name:

Title:

Proposed Trade Date:

Type of Security to be Traded:

Type of Trade (Purchase/Sale):

Amount of Securities to be

Traded:

Certification
I, (please print name)

, hereby certify
that

I

am

not

in

possession

of

any

material

nonpublic

information

concerning

USCB Financial
Holdings, Inc.

or its

subsidiaries including

but not

limited to

U.S. Century

Bank, as

described in USCB
Financial Holdings,

Inc.’s

“Insider Trading

and Disclosure

Policy.”

I understand

that, if

I trade
while possessing such information or

in violation of such trading

restrictions, I may be subject to
severe civil and criminal penalties, and, if I am an employee of USCB Financial Holdings, Inc. or any of

its subsidiaries,

will be

subject to

discipline by

USCB Financial

Holdings, Inc.

up to

and
including termination for cause.
(Signature)
Date:
Compliance Officer Review and

Decision
The undersigned hereby certifies that the Compliance

Officer

of

USCB Financial Holdings, Inc.
has reviewed the

foregoing application and

(Compliance Officer to

initial one of

the following):

APPROVES the proposed trade(s).

DISAPPROVES the proposed trade(s).
(Signature)
Compliance

Officer (or

Designee)
Date: